GCAT DEPOSITOR III, LLC ABS-15G

Exhibit 99.11

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Blue River Mortgage III LLC. The review included a total of 436 newly originated residential mortgage loans, in connection with the securitization identified as GCAT 2024-INV3 (the “Securitization”). The Review was conducted from March 2024 to June 2024 on mortgage loans originated between January 2024 and June 2024.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed, and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (436 loans in total):

One (1) loan had a Secondary Appraisal, one hundred forty-three (143) loans had AVMs, and seventy-two (72) loans had Desktop Reviews.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were twenty (20) occurrences of this.

Zero (0) loans had a Field Review, and five (5) loans had an Exterior Only Appraisal Review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 436 mortgage loans reviewed, seventy-nine (79) unique mortgage loans (18.12% by loan count) had a total of eighty-eight (88) different tape discrepancies across ten (10) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
All Borrower Total Income	36	40.91%
Escrow Indicator	22	25.00%
Property Type	14	15.91%
Property County	3	3.41%
UW FICO Utilized	3	3.41%
Original CLTV	3	3.41%
Original LTV	3	3.41%
Original Loan Amount	2	2.27%
Property City	1	1.14%
ULI Capture	1	1.14%
Grand Total	88	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample by Loan Count
Event Grade A	397	$141,175,786.00	91.06%
Event Grade B	39	$14,271,214.00	8.94%
Event Grade C	0	$0	0%
Event Grade D	0	$0	0%
Total Sample	436	$155,447,000.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	432	99.08%
Event Grade B	4	0.92%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	436	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	424	97.25%
Event Grade B	12	2.75%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	436	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	412	94.50%
Event Grade B	24	5.50%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	436	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	HMDA Data Tape Not Provided	434
		Fraud Report Missing	124
		Borrower Liabilities Verification Indicator is Partial	82
		Transmittal Summary is Missing	30
		HMDA Discrepancy(s) Noted	19
		Borrower Income Verification does not match Approval	18
		DTI Exceeds AUS Maximum Allowable	17
		Interested Party Contribution – Exceeds Guidelines	13
		Asset Documents are Incomplete	11
		Housing history does not meet guidelines	10
		AUS is Partial	9
		Hazard Insurance Coverage is Not Sufficient.	8
		Fraud Report is Only Partially Available	7
		Fraud Report Shows Uncleared Alerts	7
		CoBorrower Liabilities Verified Indicator is Partial	5
		Borrower Employment Verification does not meet guidelines	5
		SCIF Form Missing	4
		Condo Approval Missing	4
		Final Loan Application is Missing	4
		Hazard Insurance Effective Date is after the Note Date	4
		CoBorrower Employment Verification does not meet guidelines	3
		CoBorrower Income Verification does not match Approval	3
		Borrower Credit Report is Missing	3
		Initial Loan Application is Missing	3
		Borrower residency documentation not provided or issue with documentation	3
		CoBorrower Credit Report is Missing	2
		Borrower 2 is missing signed 4506t.	2
		Co-Borrower residency documentation not provided or issue with documentation	2
		Flood Certificate is Missing	2
		Borrower Liabilities Verificiation Indicator is Missing	2
		OFAC Check was not completed/Cleared.	1
		AUS is Missing	1
		CoBorrower Liabiliities Verified Indicator is Missing	1
		Trust Documentation Missing or Incomplete	1
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	1
		Borrower Employment Verification Level is missing	1
		Hazard Insurance Indicator is Partial	1
		Unresolved derogatory credit	1
		Transmittal Summary is Partial	1
		Fully Executed Purchase Contract is Partial	1
		ULI Number on URLA does not match ULI Number provided by the Lender	1
		Hazard Insurance Coverage is Not Sufficient	1
		Borrower Transcripts are missing	1
		Final Loan Application is Partial	1
		Total Credit Grade (A) Exceptions:	854
	B	DTI Exceeds AUS Maximum Allowable	3
		Hazard Insurance Effective Date is after the Note Date	1
		Total Credit Grade (B) Exceptions:	4

Compliance	A	Affiliated Business Disclosure is Missing	48
		Patriot Act Disclosure is Missing	19
		Charges That Cannot Increase Test	16
		Evidence of Rate Lock Not Provided	15
		Consummation or Reimbursement Date Validation Test	7
		Reimbursement Amount Test	6
		Qualified Mortgage Lending Policy Points and Fees Test	6
		Reimbursement Amount Validation Test	5
		eSigned Documents Consent is Missing	5
		Intent to Proceed is Missing	5
		Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	4
		Charges That In Total Cannot Increase More Than 10% Test	4
		Initial Escrow Account Disclosure is Missing	3
		Homeownership Counseling Disclosure is Missing	3
		Initial Closing Disclosure Delivery Date Test	3
		Security Instrument Indicator is Partial	3
		Initial Loan Estimate Delivery Date Test (from application)	2
		ATR/QM Status is Pending	1
		Purchase Contract does not Match Final CD	1
		Closing Disclosure is Not Executed	1
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		eSigned Documents Consent is Partial	1
		The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	1
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	1
		Home loan Toolkit is Missing	1
		Lender NMLS Status is Not Active	1
		Lender Credits That Cannot Decrease Test	1
		Missing Taxpayer First Act Disclosure	1
		TILA Finance Charge Test	1
		NC RSHL 2013 Date the Rate Was Set Validation Test	1
		O.C.G.A. § 7-6a-2(12)(G)(ii) - Attorney Preference Right to Choose Attorney disclosure was not provided	1
		Total Compliance Grade (A) Exceptions:	168
	B	Affiliated Business Disclosure is Missing	7
		Qualified Mortgage Safe Harbor Threshold	3
		Charges That Cannot Increase Test	2
		Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (B) Exceptions:	14

Property	A	Third Party Valuation Product not Provided	209
		Third party AVM Confidence Score is less than 90%	34
		Third Party AVM to appraised value exceeds 10% allowable variance	23
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	23
		Origination Appraisal is Partial	15
		UCDP Summary Report is Missing	3
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Is Completion Certificate in file is No	1
		Escrow Holdback Listed on Closing Statement	1
		Origination Appraisal is Missing	1
		Total Property Grade (A) Exceptions:	311
	B	Informational Only - Property Inspection Waiver used at origination.	24
		Property Inspection Waiver Used at Origination	23
		Total Property Grade (B) Exceptions:	47

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.